UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2004

                           Commission File No. 1-8726

                                    RPC, INC.
             (exact name of registrant as specified in its charter)

                  Delaware                              58-1550825
        (State or other jurisdiction of              (I.R.S. Employer
        incorporation or organization)             Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                           (404) 321-2140 Registrant's
                      telephone number, including area code


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Item 5. Other Events and Regulation FD Disclosure

On April 28, 2004, registrant issued a press release titled "RPC, Inc. Reports 2004 First Quarter Results," that announced the results of the first quarter ended March 31, 2004.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated April 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         RPC, Inc.

Date: April 28, 2004                                     /s/ BEN M. PALMER
                                                         -----------------------
                                                         Ben M. Palmer
                                                         Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer